HARBOR FUND
      Supplement to Statement of Additional Information
                     dated March 1, 2000

The information on page 24 under the caption "Shareholder and Account Policies" is supplemented with the following information:

Closed Funds

Harbor International Fund is closed to new investors and Harbor Growth Fund will close to new investors on March 24, 2000.

Harbor Growth Fund. Shares of the Harbor Growth Fund are offered only to shareholders of the Fund with an existing account, to beneficiaries of certain profit sharing plans, pension funds or benefit plans which were record shareholders as of March 24, 2000 and to certain institutional investors who expressed an interest in investing prior to the closing, if approved by an officer of the Fund and purchasing amounts of at least $1 million. The Trustees of Harbor Growth Fund reserve the right to open the Fund to all new investors at any time, but have no present plans to do so.

Harbor International Fund.   Shares of the Harbor
International Fund are offered only to shareholders of the Fund with an existing account and to beneficiaries of certain profit sharing plans, pension funds or benefit plans and certain other investors purchasing amounts of at least $1 million. The Trustees of Harbor International Fund reserve the right to open the Fund to all new investors at any time, but have no present plans to do so.


Effective March 24, 2000